                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    Form 8-K
                                 Current report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 Date of Report:
                                 August 13, 2003

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                               CELADON GROUP, INC.

          Delaware                       0-23192                  13-3361050
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
     Of incorporation)                                       Identification No.)

                                One Celadon Drive
                             Indianapolis, IN 46235
                  (Address, including zip code, of registrant's
                           principal executive office)


                                 (317) 972-7000
                         (Registrant's telephone number,
                              including area code)



ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits


EXHIBIT NUMBER       EXHIBIT TITLE
99.1                 Celadon Group, Inc. press release announcing fourth quarter and year end results

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable

ITEM 9.  REGULATION FD DISCLOSURE

         The following information regarding the press release of Celadon Group, Inc. (the "Company") announcing its third quarter financial and operating results is intended to be furnished under Item 12, "Results of Operations and Financial Condition," but is instead being furnished pursuant to Item 9 in accordance with the interim guidance contained in Securities Exchange Commission Release No. 33-8216. The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On Wednesday, August 13, 2003, Celadon Group, Inc., a Delaware corporation (the "Company"), released its fourth quarter and year end results (the "Press Release") after the close of the market and will be holding a live conference call to discuss the Press Release and other matters on Thursday, August 14, 2003, at 11:00 a.m. ET. A copy of the Press Release is attached to this report as Exhibit 99.1.

         The information herein (including the exhibits hereto) and the statements by Company representatives during the conference call contain "forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actually results may differ from those anticipated by forward-looking statements. Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties and other factors that may affect future results.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           Celadon Group, Inc.


                                           /s/Stephen Russell
                                           ------------------
                                              Stephen Russell
                                    Chairman and Chief Executive Officer
Dated:  August 14, 2003





EXHIBIT INDEX


99.1 Celadon Group, Inc. Press Release announcing fourth quarter and year end results